UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

 FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 22, 2010

4301, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51877	22-3719169
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

300 Park Avenue, #1700
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

212-572-6236
 (ISSUER TELEPHONE NUMBER)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

a) On January 6, 2011, 4301, Inc., (“4301” or the “Company”) was notified by the Securities and Exchange Commission (“SEC”) that the Public Accounting Oversight Board (“PCAOB”) had revoked the registration of Gately and Associates, LLC., (“Gately”) effective October 22, 2010. Gately was the Company’s former independent registered public accounting firm for the year ended December 31, 2009.

On January 6, 2011, Gately was dismissed as the Company’s Independent Auditor. The Company does not have an audit committee at this time.

Additionally, for the two most recent fiscal years ended December 31, 2009 and 2008, Gately’s report on the Company’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.  Additionally, at no time have there been any disagreements with such accountants regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

In addition, the Company furnished Gately with a copy of this disclosure and requested that Gately provide a letter indicating whether it agrees with the Company’s disclosures at the last known address of 611 N Wymore Rd Ste 206 Winter Park, FL 32789l,  taking into account the detail of the revocation of Gately’s Final Decision dated June 4, 2009, issued by the PCAOB, which states that Gately prevented PCAOB inspections and failed to provide inspection materials to the PCAOB during 2009 and 2010, and based on the fact that the Company is unable to contact Gately, we do not anticipate receipt of a response from Gately. As a result, we have not included Exhibit 16.1 to this Current Report on Form 8-K.  Upon receipt of correspondence from Gately in connection with its dismissal we will amend this Current Report on Form 8-K accordingly.

b) At this time, upon the anticipated authorization and approval of the board of directors, the Company intends to engage Li and Co., Certified Public Accountants (“Li”) as its independent registered public accounting firm to address the required re-audit of the 2009 financial statements.

Item 9.01 - Financial Statements and Exhibits

(d)          Exhibits.

Exhibits

Exhibit No.	Exhibit Name
*None	None

*Please refer to the penultimate paragraph of this Current Report on Form 8-K regarding the disclosure of Exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

4301, Inc.

Date: February 28, 2011	By:	/s/ Yusuke Matsuo
Name: Yusuke Matsuo
Title: Chief Executive Officer